MUNIYIELD
FLORIDA
INSURED FUND






FUND LOGO






Semi-Annual Report

April 30, 1998


This report, including the financial information herein, is transmitted to the shareholders of MuniYield Florida Insured Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.





MuniYield Florida
Insured Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MuniYield Florida Insured Fund

TO OUR SHAREHOLDERS

For the six months ended April 30, 1998, the Common Shares of MuniYield Florida Insured Fund earned $0.494 per share income dividends, which included earned and unpaid dividends of $0.067. This represents a net annualized yield of 6.51%, based on a month-end net asset value of $15.29 per share. Over the same period, the total investment return on the Fund's Common Shares was +2.51%, based on a change in per share net asset value from $15.50 to $15.29, and assuming reinvestment of $0.498 per share income dividends and $0.097 per share capital gains distributions.

For the six months ended April 30, 1998, the Fund's Auction Market Preferred Shares had an average yield of 3.93%.


The Municipal Market Environment
During the six months ended April 30, 1998, bond yields generally moved lower, and by mid-January 1998 had declined to recent historic lows. Long-term US Treasury bond yields declined 20 basis points (0.20%) during the same period and stood at 5.95% by April 30, 1998. Similarly, long-term uninsured tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, fell approximately 35 basis points to 5.25%, a level not seen since the mid-1970s. While low inflation has supported lower interest rates, much of the decline in bond yields in late 1997 and early 1998 was driven more by the turmoil in Asian financial markets than by domestic economic fundamentals. Weak economic conditions in Asia were expected to negatively impact US growth through reduced export demand. Additionally, inflation in the United States was also expected to decline in response to lower prices on goods imported from Asian manufacturers.

However, in recent months, many investors have become increasingly concerned that most of the downturn in Asia, especially in Japan, has already occurred and any future deterioration will not be severe enough to constrain US economic growth and inflationary pressures. These concerns served to push interest rates higher in the latter part of the period, causing fixed-income yields to retrace much of their earlier gains.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. Over the last six months, more than $135 billion in new tax-exempt bonds were underwritten, an increase of over 40% compared to the same period a year ago. During the last three months, municipalities issued more than $72 billion in new securities, an increase of over 60% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, more than $100 billion in investment-grade corporate bonds have been underwritten, an increase of over 60% relative to the comparable period a year ago. This sizeable corporate bond issuance has tended to support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are presently in the $200 billion--$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Municipal bond investors received approximately $30 billion earlier this year in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped offset the increase in supply seen thus far this year. Furthermore, looking ahead, June and July have also tended to be periods of strong investor demand as seasonal factors are likely to generate strong income flows similar to those seen earlier this year.




MuniYield Florida Insured Fund
April 30, 1998




It is also possible that at least some of the recent economic strength seen in the United States will be reversed in the coming months. A particularly mild winter has been partially responsible for a strong housing sector, as well as other construction industries. This recent strong trend may not be sustained and may lead to weaker construction growth later this year. Additionally, strong economic growth in 1997 and the increased use of electronic tax filing have resulted in larger and earlier Federal and state income tax refunds to many individuals. These refunds appear to have supported strong consumer spending in recent months, but may be borrowing against weaker spending later this year. In addition, the continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Barring a dramatic and unexpected resurgence of domestic inflation, we do not believe that the Federal Reserve Board will be willing to raise interest rates until the full impact of the Asian situation can be established.

All these factors suggest that over the near term, tax-exempt as well as taxable bond yields are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At April 30, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to comparable US Treasury securities (over 90%), and well in excess of their expected range of 85%--88%. Any further pressure upon the municipal market may well represent a very attractive investment opportunity.


Portfolio Strategy
During the six months ended April 30, 1998, we shifted from our defensive position to a more constructive investment outlook. We expected economic growth to slow along with a continued reduction in inflation as a result of the declines in Asian equity markets. As of April 30, 1998, only one of these expectations had been met. Inflation has continued to fall but economic growth has not slowed. Looking forward to the balance of 1998, we expect to maintain a constructive outlook. We believe the continued instability of the Asian equity markets will have a negative impact on the US economy, allowing inflation and interest rates to decline further.

The yield on the Fund's Auction Market Preferred Shares has been trading between 3.15%--4.10% during the past 12 months. Recently, the yield has been at the higher end of this range because of temporary tax season pressure, but is expected to return to the 3.40% level in the next few weeks. Leverage continues to benefit the Fund's Common Shareholders by significantly augmenting their yield. However, should the spread between short-term and long-term tax-exempt interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield to the Fund's Common Shares. (For a complete explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in MuniYield Florida Insured
Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager



June 5, 1998




MuniYield Florida Insured Fund
April 30, 1998




PORTFOLIO INSURANCE


MuniYield Florida Insured Fund seeks to provide its shareholders with the benefits of an insured municipal bond portfolio. Previously, the Fund generally achieved this objective by limiting at least 80% of portfolio investments to municipal bonds insured under policies obtained by the issuer or another party, including the Fund itself, and issued by insurance carriers with claims paying ability ratings of AAA or its equivalent from at least two nationally recognized rating agencies, such as Standard & Poor's Ratings Services, Moody's Investors Service, Inc., or Fitch IBCA, Inc. In order to increase the Fund's flexibility to obtain appropriate investments, the Fund has modified its practice with respect to the ratings criteria it applies to the carriers that provide insurance for the municipal bonds in its portfolio. Currently, the Fund may also invest in municipal bonds insured by, or may itself purchase an insurance policy for all or a portion of its municipal bond portfolio from, an insurance carrier with a claims paying ability rating of AAA or its equivalent from at least one of such nationally recognized rating agencies. There can be no assurance that insurance of the kind described above will continue to be available to the Fund, and the Fund has reserved its right to modify its criteria for portfolio insurance, or discontinue its policy of maintaining an insured portfolio if such insurance is no longer available or if the cost of such insurance outweighs its benefits to the Fund. Although we periodically review the financial condition of each insurer, there can be no assurance that the insurers will be able to honor their obligations under the circumstances of any claim thereunder.





QUALITY PROFILE


The quality ratings of securities in the Fund as of April 30, 1998 were as follows:

                                   Percent of
S&P Rating/Moody's Rating          Net Assets

AAA/Aaa                               89.8%
AA/Aa                                  4.7
A/A                                    2.8
BBB/Baa                                1.4
Other++                                0.2

[FN]
++Temporary investments in short-term municipal securities.




MuniYield Florida Insured Fund
April 30, 1998




THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Florida Insured Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.




MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of Common Shares of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.




MuniYield Florida Insured Fund
April 30, 1998




PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Florida Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.


AMT            Alternative Minimum Tax (subject to)
COP            Certificates of Participation
HFA            Housing Finance Agency
IDA            Industrial Development Authority
IDR            Industrial Development Revenue Bonds
PCR            Pollution Control Revenue Bonds
RIB            Residual Interest Bonds
S/F            Single-Family
UT             Unlimited Tax
VRDN           Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                                  Issue                                                 (Note 1a)

Florida--98.9%
AAA      Aaa    $ 5,585   Auburndale, Florida, Water and Sewer Revenue Refunding Bonds, 5.25% due
                          12/01/2025 (a)                                                                        $  5,536

                          Boynton Beach, Florida, Utility System Revenue Bonds (b):
AAA      Aaa        700      6.25% due 11/01/2020 (h)                                                                799
AAA      Aaa      3,375      Refunding, 6.25% due 11/01/2020                                                       3,647

AAA      Aaa      3,000   Brevard County, Florida, IDR (NUI Corporation Project), AMT, 6.40% due
                          10/01/2024 (a)                                                                           3,239

                          Citrus County, Florida, PCR, Refunding (Florida Power Corporation--Crystal
                          River) (c):
AAA      Aaa      2,100      Series A, 6.625% due 1/01/2027                                                        2,266
AAA      Aaa      5,750      Series B, 6.35% due 2/01/2022                                                         6,206

                          Dade County, Florida, Aviation Revenue Bonds:
AAA      Aaa      2,650      AMT, Series B, 6.55% due 10/01/2013 (c)                                               2,874
AAA      Aaa     12,715      AMT, Series B, 6.60% due 10/01/2022 (c)                                              13,817
AAA      Aaa      5,000      (Miami International Airport), AMT, Series B, 5.75% due 10/01/2012 (c)                5,252
AAA      Aaa      2,500      (Miami International Airport), Series C, 5.125% due 10/01/2027 (i)                    2,431

AAA      Aaa      4,500   Dade County, Florida, Health Facilities Authority, Hospital Revenue Bonds
                          (Baptist Hospital of Miami Project), Series A, 5.75% due 5/01/2021 (c)(h)                4,774

AAA      Aaa      9,500   Dade County, Florida, Seaport, UT, 6.50% due 10/01/2001 (a)(d)                          10,265

                          Dade County, Florida, Special Obligation Refunding Bonds, Series B (a)(d):
AAA      Aaa      9,605      6.021%** due 10/01/2008                                                               3,952
AAA      Aaa      6,000      6.363%** due 10/01/2008                                                                 821
AAA      Aaa     14,755      6.50%** due 10/01/2008                                                                2,294

AAA      Aaa      5,000   Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds (Multi-
                          County Program), AMT, 7% due 4/01/2028 (f)(g)                                            5,474

BBB      Baa1     2,500   Escambia County, Florida, PCR (Champion International Corporation Project),
                          AMT, 6.90% due 8/01/2022                                                                 2,730

AAA      Aaa      3,000   First Florida Governmental Financing Commission Revenue Bonds, 5.70% due
                          7/01/2017 (c)                                                                            3,150

AAA      Aaa      1,150   Florida HFA (Brittany Rosemont Apartments), AMT, Series C-1, 6.75% due
                          8/01/2014 (a)                                                                            1,249

NR*      Aaa      1,635   Florida HFA, Home Ownership Revenue Bonds, AMT, Series G-1, 7.90% due
                          3/01/2022 (g)                                                                            1,728

                          Florida State Board of Education, Public Education (Capital Outlay):
AA+      Aa2      3,000      Refunding, Series A, 7.25% due 6/01/2023                                              3,217
AAA      Aaa      2,000      Series A, 6.75% due 6/01/2001 (d)                                                     2,163
AA+      Aa2      1,750      Series B, 5.875% due 6/01/2020                                                        1,827
AA+      Aa2      2,650      Series B, 5.875% due 6/01/2024                                                        2,774



MuniYield Florida Insured Fund
April 30, 1998



SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                                  Issue                                                 (Note 1a)

Florida (continued)
AA+      Aa2    $ 1,000   Florida State Department of Transportation (Right of Way Acquisition and
                          Bridge), 5.375% due 7/01/2026                                                         $  1,002

AAA      Aaa      1,790   Florida State Division Board of Finance, Department of General Services
                          Revenue Bonds (Department of Natural Resource Preservation), Series 2000-A,
                          6.75% due 7/01/2001 (a)(d)                                                               1,954

AAA      Aaa      1,000   Hillsborough County, Florida, IDA, Revenue Bonds (Allegany Health System--J.
                          Knox Village), 6.375% due 12/01/2003 (c)(d)                                              1,085

AAA      Aaa      3,825   Hillsborough County, Florida, School Board Refunding Bonds (Master Lease
                          Program), COP, Series A, 5% due 7/01/2023 (c)                                            3,666

NR*      Aaa      8,250   Indian Trace Community, Development District, Florida, Water Management
                          (Special Benefit Assessment), 5% due 5/01/2027 (c)                                       7,909

AAA      Aaa      2,000   Jacksonville, Florida, Excise Taxes Revenue Refunding Bonds, 6.50% due
                          10/01/2013 (a)                                                                           2,179

AAA      NR*      2,430   Lee County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County Program),
                          AMT, Series A, Sub-Series 3, 7.45% due 9/01/2027 (f)(g)                                  2,728

A-       A3       5,000   Leesburg, Florida, Hospital Revenue Refunding Bonds (Leesburg Regional Medical
                          Center Project), Series A, 6.125% due 7/01/2012                                          5,278

AAA      Aaa      3,555   Manatee County, Florida, School Board Refunding Bonds, COP, 4.875% due
                          7/01/2021 (c)                                                                            3,319

AAA      Aaa      1,000   Marion County, Florida, Hospital District, Revenue Refunding Bonds (Monroe
                          Regional Medical Center), 6.25% due 10/01/2012 (b)                                       1,075

AAA      Aaa      6,545   Miami Beach, Florida Parking Revenue Bonds, 5.125% due 9/01/2022 (i)                     6,380

AAA      Aaa     17,455   Miami-Dade County, Florida, Special Obligation Refunding Bonds, Series A,
                          5.60%** due 10/01/2024 (c)                                                               4,118

AAA      Aaa      2,515   North Miami Beach, Florida, UT, 6.30% due 2/01/2024 (b)                                  2,741

AAA      Aaa      1,210   Okaloosa County, Florida, Gas District Revenue Bonds (Gas System), Series A,
                          5.20% due 10/01/2017 (c)                                                                 1,210

NR*      Aaa      1,680   Orange County, Florida, School Board Refunding Bonds, COP, Series A, 5.375%
                          due 8/01/2017 (c)                                                                        1,695

                          Orange County, Florida, Tourist Development, Tax Revenue Bonds (a):
AAA      Aaa      1,000      Refunding, Series A, 6.50% due 10/01/2010                                             1,091
AAA      Aaa      7,815      Series B, 6.50% due 10/01/2002 (d)                                                    8,624

AAA      Aaa      1,500   Palm Beach County, Florida, Criminal Justice Facilities Revenue Bonds, 7.20%
                          due 6/01/2015 (b)                                                                        1,862

AAA      Aaa      2,000   Palm Beach County, Florida, Solid Waste Authority, Revenue Refunding and
                          Improvement Bonds, 6.25% due 12/01/2008 (c)                                              2,178

AAA      Aaa      2,500   Pasco County, Florida, PCR, Refunding (Florida Power--Anclote), Series A,
                          6.35% due 2/01/2022 (c)                                                                  2,698

AAA      Aaa      4,725   Polk County, Florida, School Board, COP, 5% due 1/01/2020 (i)                            4,549

AAA      Aaa      8,285   Port Saint Lucie, Florida, Utility Revenue Refunding and Improvement Bonds,
                          Series A, 5.125% due 9/01/2027 (c)                                                       8,058

                          Saint Lucie County, Florida, PCR, Refunding (Florida Power & Light Company
                          Project), VRDN (e):
A1+      VMIG1++    100      4.10% due 1/01/2026                                                                     100
A1+      VMIG1++    200      4% due 3/01/2027                                                                        200

AAA      Aaa      4,060   Saint Petersburg, Florida, Health Facilities Authority Revenue Bonds
                          (Allegheny Health System), Series A, 7% due 12/01/2001 (c)(d)                            4,495




MuniYield Florida Insured Fund
April 30, 1998




SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                                  Issue                                                 (Note 1a)

Florida (concluded)
AAA      Aaa      3,095   Sanford, Florida, Water and Sewer Revenue Refunding Bonds, 4.50% due
                          10/01/2021 (a)                                                                        $  2,746

AAA      Aaa      4,920   Sarasota County, Florida, Utility System Revenue Bonds, 6.50% due
                          10/01/2004 (b)(d)                                                                        5,561

AAA      Aaa      2,250   South Broward Hospital District, Florida, Revenue Bonds, RIB, Series C,
                          9.237% due 5/13/2001 (a)(d)(j)                                                           2,633

AAA      Aaa      2,275   South Florida, Water Management District, Special Obligation Land Acquisition
                          Bonds, 6% due 10/01/2015 (a)                                                             2,413


Total Investments (Cost--$176,176)--98.9%                                                                        186,032

Other Assets Less Liabilities--1.1%                                                                                2,079
                                                                                                                --------
Net Assets--100.0%                                                                                              $188,111
                                                                                                                ========


(a)AMBAC Insured.
(b)FGIC Insured.
(c)MBIA Insured.
(d)Prerefunded.
(e)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
(f)FNMA Collateralized.
(g)GNMA Collateralized.
(h)Escrowed to maturity.
(i)FSA Insured.
(j)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
  *Not Rated.
 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 ++Highest short-term rating by Moody's Investors Service, Inc.


   See Notes to Financial Statements.



MuniYield Florida Insured Fund
April 30, 1998




FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1998
Assets:             Investments, at value (identified cost--$176,175,894) (Note 1a)                         $186,032,356
                    Cash                                                                                           1,504
                    Interest receivable                                                                        2,268,448
                    Prepaid expenses and other assets                                                              7,695
                                                                                                            ------------
                    Total assets                                                                             188,310,003
                                                                                                            ------------

Liabilities:        Payables:
                      Investment adviser (Note 2)                                          $     78,144
                      Dividends to shareholders (Note 1e)                                        75,095          153,239
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        45,325
                                                                                                            ------------
                    Total liabilities                                                                            198,564
                                                                                                            ------------

Net Assets:         Net assets                                                                              $188,111,439
                                                                                                            ============

Capital:            Capital Shares (unlimited number of shares of beneficial interest authorized) (Note 4):
                      Preferred Shares, par value $.05 per share (2,400 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $ 60,000,000
                      Common Shares, par value $.10 per share (8,377,815 shares
                      issued and outstanding)                                              $    837,782
                    Paid-in capital in excess of par                                        116,710,766
                    Undistributed investment income--net                                      1,396,326
                    Accumulated realized capital losses on investments--net                    (506,260)
                    Accumulated distributions in excess of realized capital
                    gains--net (Note 1e)                                                       (183,637)
                    Unrealized appreciation on investments--net                               9,856,462
                                                                                           ------------
                    Total--Equivalent to $15.29 net asset value per Common Share
                    (market price--$14.6875)                                                                 128,111,439
                                                                                                            ------------
                    Total capital                                                                           $188,111,439
                                                                                                            ============

                   *Auction Market Preferred Shares.


                    See Notes to Financial Statements.



MuniYield Florida Insured Fund
April 30, 1998



FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                               For the Six Months Ended
                                                                                                          April 30, 1998
Investment Income   Interest and amortization of premium and discount earned                                $  5,142,473
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    467,368
                    Commission fees (Note 4)                                                     76,222
                    Professional fees                                                            37,199
                    Accounting services (Note 2)                                                 24,602
                    Transfer agent fees                                                          16,870
                    Trustees' fees and expenses                                                  12,913
                    Listing fees                                                                  8,105
                    Printing and shareholder reports                                              6,876
                    Custodian fees                                                                6,511
                    Pricing fees                                                                  4,266
                    Other                                                                         7,962
                                                                                           ------------
                    Total expenses                                                                               668,894
                                                                                                            ------------
                    Investment income--net                                                                     4,473,579
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          1,306,731
Unrealized          Change in unrealized appreciation on investments--net                                     (1,365,758)
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  4,414,552
(Notes 1b,                                                                                                  ============
1d & 3):

                    See Notes to Financial Statements.



MuniYield Florida Insured Fund
April 30, 1998



FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
Increase (Decrease) in Net Assets:                                                        April 30, 1998   Oct. 31, 1997
Operations:         Investment income--net                                                 $  4,473,579     $  9,218,942
                    Realized gain on investments--net                                         1,306,731        1,513,100
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         (1,365,758)       2,822,054
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      4,414,552       13,554,096
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Shares                                                          (3,515,106)      (7,118,026)
Shareholders          Preferred Shares                                                         (805,752)      (1,789,728)
(Note 1e):          Realized gain on investments--net:
                      Common Shares                                                          (1,461,031)      (1,857,429)
                      Preferred Shares                                                         (351,960)        (523,706)
                    In excess of realized gain on investments--net:
                      Common Shares                                                                  --         (140,870)
                      Preferred Shares                                                               --          (39,718)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (6,133,849)     (11,469,477)
                                                                                           ------------     ------------

Capital Share       Value of shares issued to Common Shareholders in reinvestment
Transactions        of dividends and distributions                                              425,744               --
(Note 4):                                                                                  ------------     ------------
                    Net increase in net assets derived from capital share
                    transactions                                                                425,744               --
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  (1,293,553)       2,084,619
                    Beginning of period                                                     189,404,992      187,320,373
                                                                                           ------------     ------------
                    End of period*                                                         $188,111,439     $189,404,992
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  1,396,326     $  1,243,605
                                                                                           ============     ============

                    See Notes to Financial Statements.



MuniYield Florida Insured Fund
April 30, 1998



FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended             For the Year Ended
                                                                      April 30,               October 31,
Increase (Decrease) in Net Asset Value:                                  1998      1997      1996      1995       1994
Per Share           Net asset value, beginning of period              $  15.50   $  15.25  $  15.16  $  13.70   $  16.56
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .54       1.10      1.08      1.12       1.13
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.02)       .52       .17      1.45      (2.70)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .52       1.62      1.25      2.57      (1.57)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to
                    Common Shareholders:
                      Investment income--net                              (.42)      (.85)     (.84)     (.84)      (.91)
                      Realized gain on investments--net                   (.17)      (.22)     (.06)       --       (.15)
                      In excess of realized gain on
                      investments--net                                      --       (.02)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to
                    Common Shareholders                                   (.59)     (1.09)     (.90)     (.84)     (1.06)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Share activity:
                      Dividends and distributions to Preferred
                      Shareholders:
                        Investment income--net                            (.10)      (.21)     (.24)     (.27)      (.20)
                        Realized gain on investments--net                 (.04)      (.07)     (.02)       --       (.03)
                        In excess of realized gain on
                        investments--net                                    --         --++      --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Share activity              (.14)      (.28)     (.26)     (.27)      (.23)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  15.29   $  15.50  $  15.25  $  15.16   $  13.70
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $14.6875   $  15.00  $ 14.125  $  13.50   $ 11.375
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                      1.76%+++  14.41%    11.48%    26.46%    (27.46%)
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   2.51%+++   9.50%     7.18%    17.91%    (10.98%)
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .72%*      .71%      .73%      .75%       .75%
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Investment income--net                               4.79%*     4.92%     4.88%     5.18%      4.99%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Shares, end
Data:               of period (in thousands)                          $128,111   $129,405  $127,320  $126,557   $114,441
                                                                      ========   ========  ========  ========   ========
                    Preferred Shares outstanding, end of period
                    (in thousands)                                    $ 60,000   $ 60,000  $ 60,000  $ 60,000   $ 60,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  21.16%     73.79%   156.11%   107.90%     51.81%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,135   $  3,157  $  3,122  $  3,109   $  2,907
                                                                      ========   ========  ========  ========   ========

Dividends           Investment income--net                            $    336   $    746  $    832  $    925   $    688
Per Share                                                             ========   ========  ========  ========   ========
On Preferred
Shares
Outstanding:++++


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Shareholders.
                  ++Amount is less than $.01 per share.
                ++++Dividends per share have been adjusted to reflect a two-for-one split that occurred on December 1, 1994.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.




MuniYield Florida Insured Fund
April 30, 1998




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Florida Insured Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MFT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.




MuniYield Florida Insured Fund
April 30, 1998




(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1998 were $39,796,709 and $40,527,667, respectively.

Net realized gains for the six months ended April 30, 1998 and net unrealized gains as of April 30, 1998 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments             $ 1,306,731    $ 9,856,462
                                  -----------    -----------
Total                             $ 1,306,731    $ 9,856,462
                                  ===========    ===========


As of April 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $9,856,462, of which $10,217,747 related to appreciated securities and $361,285 related to depreciated securities. The aggregate cost of investments at April 30, 1998 for Federal income tax purposes was $176,175,894.


4. Capital Share Transactions:
The Fund is authorized to issue an unlimited number of capital shares, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of capital without approval of the holders of Common Shares.

Common Shares
Shares issued and outstanding during the six months ended April 30, 1998 increased by 27,352 as a result of dividend reinvestment and during the year ended October 31, 1997 remained constant.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 1998 was 4.10%.

As of April 30, 1998, there were 2,400 AMPS authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $45,771 as commissions.


5. Subsequent Event:
On May 7, 1998, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.067139 per share, payable on May 28, 1998 to shareholders of record as of May 21, 1998.




MuniYield Florida Insured Fund
April 30, 1998




OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286


Preferred Shares:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004


NYSE Symbol
MFT